SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                  RELATING THE POOLING AND SERVICING AGREEMENT

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2006

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                                333-132232                                30-0183252
------------------------------------            ----------------------                ------------------------------
   (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
         of Incorporation)                          File Number)                           Identification No.)

383 MADISON AVENUE                                                                                10179
NEW YORK, NEW YORK
------------------------------------                                                  ------------------------------
       (Address of Principal                                                                   (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         4.1 Amendment to the Pooling and Servicing Agreement, dated as of December 5, 2006, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as sponsor, and The Bank of New York, as successor to JP Morgan Chase Bank, N.A., as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
    ---------------------
Name:   Baron Silverstein
Title:  Vice President

Dated:  January 4, 2007

                                  EXHIBIT INDEX


Exhibit          Item 601 (a) of        Sequentially                Page
Number           Regulation S-K         Numbered
                 Exhibit No.            Description

4.1              4                      Amendment to the            4
                                        Pooling and Servicing
                                        Agreement

                                                                  EXECUTION COPY






                                  AMENDMENT TO
                         POOLING AND SERVICING AGREEMENT

                                      among
                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                  as Depositor

                      THE BANK OF NEW YORK, AS SUCCESSOR TO
                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                   as Trustee

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                               as Master Servicer

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                           as Securities Administrator

                                       and

                            EMC MORTGAGE CORPORATION

             Structured Asset Mortgage Investments II Trust 2006-AR7
                       Mortgage Pass-Through Certificates
                                 Series 2006-AR7


                             Dated December 5, 2006

         This AMENDMENT (the "Amendment") is made and entered into this 5th day of December 2006 to that certain Pooling and Servicing Agreement (the "Agreement"), by and among Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York, as successor to JPMorgan Chase Bank, National Association, as trustee, Wells Fargo Bank, National Association, as master servicer and securities administrator and EMC Mortgage Corporation, as sponsor. This Amendment is made pursuant to Section 11.02 (a) of the Agreement.

        SECTION 1. DEFINED TERMS. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

        SECTION 2. AMENDMENT TO AGREEMENT. The Agreement is hereby amended effective as of the date of the Agreement as follows:

                   2.1 The defined term "Significant Estimate" in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (deleted language stricken and new language underlined and in bold):

                        Significance Estimate: With respect to any Distribution
                   Date, and in accordance with Item 1115 of Regulation AB, shall be an amount determined based on the reasonable good-faith estimate by the Depositor of the aggregate maximum probable exposure of (i) the outstanding Adjustable Rate Certificates to the related Cap Contract, and (ii) the outstanding GRANTOR TRUST Certificates to the RELATED SWAP AGREEMENT.

                   2.2 The second paragraph of Section 3.18(a)(iv) in Article III of the Agreement is hereby deleted and replaced in its entirety with the following (deleted language stricken and new language underlined and in bold):

                        Within five Business Days prior to each Distribution
                   Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Securities Administrator the related Significance Estimate and the Securities Administrator shall use such information to calculate the related Significance Percentage. If the Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Securities Administrator shall deliver written notification to the Depositor and the Cap Contract Provider, OR the Swap Counterparty, as applicable, to that effect. The Depositor shall request from the Cap Contract Provider, the Swap Counterparty or the Certificate Insurer, as applicable, any information required under Regulation AB to the extent required under the Cap Contracts, the Swap Agreement or the Certificate Insurance Policy, as applicable. The Depositor will be obligated pursuant to the Cap Contracts, the Swap Agreement or the Certificate Insurance Policy, as applicable, to provide to the Securities Administrator any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K or written notification instructing the Securities Administrator that such Additional Disclosure regarding the Cap Contract

                   Provider, the Swap Counterparty or the Certificate Insurer, as applicable, is not necessary for such Distribution Date. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.

                   2.3 The first paragraph of Section 6.05 in Article VI of the Agreement is hereby deleted and replaced in its entirety with the following (new language underlined and in bold):

                        Pursuant to the Servicing Agreement, the Servicer will
                   make Monthly Advances. Each such Monthly Advance shall be remitted to the Distribution Account no later than 1:00 p.m. Eastern time on the Distribution Account Deposit Date in immediately available funds. Subject to the Master Servicer's recoverability determination, in the event that the Servicer fails to make a required Monthly Advance, the Master Servicer, IN ITS CAPACITY AS SUCCESSOR SERVICER, OR ANY OTHER SUCCESSOR SERVICER APPOINTED PURSUANT TO THIS AGREEMENT, shall be required to remit the amount of such Monthly Advance to the Distribution Account. The Master Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Monthly Advance or a lesser portion of such Monthly Advance would constitute a Nonrecoverable Advance, on the related Distribution Account Deposit Date the Master Servicer shall deliver (i) to the Paying Agent for the benefit of the Certificateholders funds constituting the remaining portion of such Monthly Advance, if applicable, and (ii) to the Trustee an Officer's Certificate setting forth the basis for such determination.

                   2.4 Exhibit O of the Agreement is hereby deleted and replaced in its entirety with Exhibit O attached to this Amendment.

        SECTION 3. EFFECTIVENESS OF AGREEMENT. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

        SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together by one and the same Agreement.

        SECTION 5. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      STRUCTURED ASSET MORTGAGE INVESTMENTS II
                                      INC., as Depositor


                                      By: /s/ Baron Silverstein
                                          ------------------------------
                                      Name:  Baron Silverstein
                                      Title: Vice President


                                      THE BANK OF NEW YORK, AS SUCCESSOR TO
                                      JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee


                                      By: /s/ Mirela Cabej
                                          ------------------------------
                                      Name:  Mirela Cabej
                                      Title: Assistant Treasurer


                                      WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                      Master Servicer and Securities
                                      Administrator


                                      By: /s/ Stacey Taylor
                                          ------------------------------
                                      Name:  Stacey Taylor
                                      Title: Vice President


                                      EMC MORTGAGE CORPORATION, as Sponsor


                                      By: /s/ Debbie Pratt
                                          ------------------------------
                                      Name:  Debbie Pratt
                                      Title: Senior Vice President

                                                                       EXHIBIT O

           FORM 10-D, FORM 8-K AND FORM 10-K REPORTING RESPONSIBILITY
           ----------------------------------------------------------

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.18.

Under Item 1 of Form 10-D: a) items marked "Monthly Statement to Certificateholders" are required to be included in the periodic Distribution Date statement under Section 6.04, provided by the Securities Administrator based on information received from the party providing such information; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the Monthly Statements to Certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.

------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
10-D        Must be filed within 15 days of the distribution date for the                         (NOMINAL)
            asset-backed securities.
------------------------------------------------------------------------------------------------------------------------------------
            1       DISTRIBUTION AND
                    POOL PERFORMANCE
                    INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1121(a) -
                    Distribution and
                    Pool Performance
                    Information
------------------------------------------------------------------------------------------------------------------------------------
                    (1) Any applicable                               X
                    record dates,
                    accrual dates,                                   (MONTHLY
                    determination dates                              STATEMENTS TO
                    for calculating                                  CERTIFICATEHOLDERS)
                    distributions and
                    actual distribution
                    dates for the
                    distribution period.
------------------------------------------------------------------------------------------------------------------------------------
                    (2) Cash flows                                   X
                    received and the
                    sources thereof for                              (MONTHLY
                    distributions, fees                              STATEMENTS TO
                    and expenses.                                    CERTIFICATEHOLDERS)
------------------------------------------------------------------------------------------------------------------------------------
                    (3) Calculated                                   X
                    amounts and
                    distribution of the                              (MONTHLY
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-1

------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    flow of funds for                                STATEMENTS TO
                    the period itemized                              CERTIFICATEHOLDERS)
                    by type and priority
                    of payment,
                    including:
------------------------------------------------------------------------------------------------------------------------------------
                             (i) Fees or                             X
                    expenses accrued and
                    paid, with an                                    (MONTHLY
                    identification of                                STATEMENTS TO
                    the general purpose                              CERTIFICATEHOLDERS)
                    of such fees and the
                    party receiving such
                    fees or expenses.
------------------------------------------------------------------------------------------------------------------------------------
                             (ii)                                    X
                    Payments accrued or
                    paid with respect to                             (MONTHLY
                    enhancement or other                             STATEMENTS TO
                    support identified                               CERTIFICATEHOLDERS)
                    in Item 1114 of
                    Regulation AB (such
                    as insurance
                    premiums or other
                    enhancement
                    maintenance fees),
                    with an
                    identification of
                    the general purpose
                    of such payments and
                    the party receiving
                    such payments.
------------------------------------------------------------------------------------------------------------------------------------
                             (iii)                                   X
                    Principal, interest
                    and other                                        (MONTHLY
                    distributions                                    STATEMENTS TO
                    accrued and paid on                              CERTIFICATEHOLDERS)
                    the asset-backed
                    securities by type
                    and by class or
                    series and any
                    principal or
                    interest shortfalls
                    or carryovers.
------------------------------------------------------------------------------------------------------------------------------------
                            (iv) The                                X
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-2

------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    amount of excess
                    cash flow or excess                              (MONTHLY
                    spread and the                                   STATEMENTS TO
                    disposition of                                   CERTIFICATEHOLDERS)
                    excess cash flow.
------------------------------------------------------------------------------------------------------------------------------------
                    (4) Beginning and                                X
                    ending principal
                    balances of the                                  (MONTHLY
                    asset-backed                                     STATEMENTS TO
                    securities.                                      CERTIFICATEHOLDERS)
------------------------------------------------------------------------------------------------------------------------------------
                    (5) Interest rates                               X
                    applicable to the
                    pool assets and the                              (MONTHLY
                    asset-backed                                     STATEMENTS TO
                    securities, as                                   CERTIFICATEHOLDERS)
                    applicable. Consider
                    providing interest
                    rate information for
                    pool assets in
                    appropriate
                    distributional
                    groups or
                    incremental ranges.
------------------------------------------------------------------------------------------------------------------------------------
                    (6) Beginning and                                X
                    ending balances of
                    transaction                                      (MONTHLY
                    accounts, such as                                STATEMENTS TO
                    reserve accounts,                                CERTIFICATEHOLDERS)
                    and material account
                    activity during the
                    period.
------------------------------------------------------------------------------------------------------------------------------------
                    (7) Any amounts                                  X
                    drawn on any credit
                    enhancement or other                             (MONTHLY
                    support identified                               STATEMENTS TO
                    in Item 1114 of                                  CERTIFICATEHOLDERS)
                    Regulation AB, as
                    applicable, and the
                    amount of coverage
                    remaining under any
                    such enhancement, if
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-3

------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE       DEPOSITOR    SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    known and applicable.
------------------------------------------------------------------------------------------------------------------------------------
                    (8) Number and                                   X                                          Updated
                    amount of pool                                                                              pool
                    assets at the                                    (MONTHLY                                   composition
                    beginning and ending                             STATEMENTS TO                              information
                    of each period, and                              CERTIFICATEHOLDERS)                        fields to
                    updated pool                                                                                be as
                    composition                                                                                 specified
                    information, such as                                                                        by
                    weighted average                                                                            Depositor
                    coupon, weighted                                                                            from time
                    average remaining                                                                           to time
                    term, pool factors
                    and prepayment
                    amounts.
------------------------------------------------------------------------------------------------------------------------------------
                    (9) Delinquency and    X             X           X
                    loss information
                    for the period.                                  (MONTHLY
                                                                     STATEMENTS TO
                                                                     CERTIFICATEHOLDERS)
------------------------------------------------------------------------------------------------------------------------------------
                    In addition,           X
                    describe any
                    material changes to
                    the information
                    specified in Item
                    1100(b)(5) of
                    Regulation AB
                    regarding the pool
                    assets. (methodology)
------------------------------------------------------------------------------------------------------------------------------------
                    (10) Information on    X             X           X
                    the amount, terms
                    and general purpose                              (MONTHLY
                    of any advances made                             STATEMENTS TO
                    or reimbursed during                             CERTIFICATEHOLDERS)
                    the period,
                    including the
                    general use of funds
                    advanced and the
                    general source of
                    funds for
                    reimbursements.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 O-4

------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    (11) Any material      X             X           X
                    modifications,
                    extensions or                                    (MONTHLY
                    waivers to pool                                  STATEMENTS TO
                    asset terms, fees,                               CERTIFICATEHOLDERS)
                    penalties or
                    payments during the
                    distribution period
                    or that have
                    cumulatively become
                    material over time.
------------------------------------------------------------------------------------------------------------------------------------
                    (12) Material          X             X           X                                              X
                    breaches of pool
                    asset                                            (if agreed upon
                    representations or                               by the parties)
                    warranties or
                    transaction
                    covenants.
------------------------------------------------------------------------------------------------------------------------------------
                    (13) Information on                              X
                    ratio, coverage or
                    other tests used for                             (MONTHLY
                    determining any                                  STATEMENTS TO
                    early amortization,                              CERTIFICATEHOLDERS)
                    liquidation or other
                    performance trigger
                    and whether the
                    trigger was met.
------------------------------------------------------------------------------------------------------------------------------------
                    (14) Information                                                                                X
                    asset-backed securities
                    backed by the same
                    asset pool,
------------------------------------------------------------------------------------------------------------------------------------
                          information      X             X           X                                              X
                          regarding any
                          pool asset
                          changes (other
                          than in
                          connection
                          with a pool
                          asset
                          converting
                          into cash in
                          accordance
                          with its
------------------------------------------------------------------------------------------------------------------------------------

                                                                0-5


------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                          terms), such
                          as additions
                          or removals in
                          connection
                          with a
                          prefunding or
                          revolving
                          period and
                          pool asset
                          substitutions
                          and
                          repurchases
                          (and purchase
                          rates, if
                          applicable),
                          and cash flows
                          available for
                          future
                          purchases,
                          such as the
                          balances of
                          any prefunding
                          or revolving
                          accounts, if
                          applicable.
------------------------------------------------------------------------------------------------------------------------------------
                          Disclose any                                                                           X           X
                          material
                          changes in the
                          solicitation,
                          credit-granting,
                          underwriting,
                          origination,
                          acquisition or
                          pool selection
                          criteria or
                          procedures, as
                          applicable,
                          used to
                          originate,
                          acquire or
                          select the new
                          pool assets.
------------------------------------------------------------------------------------------------------------------------------------

                                                                0-6


------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1121(b) -                                                                               X
                    Pre-Funding or
                    Revolving Period
                    Information

                    Updated pool
                    information as
                    required under
                    Item 1121(b).
------------------------------------------------------------------------------------------------------------------------------------
            2       LEGAL PROCEEDINGS
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1117 - Legal
                    proceedings pending
                    against the
                    following entities,
                    or their respective
                    property, that is
                    material to
                    Certificateholders,
                    including
                    proceedings known to
                    be contemplated by
                    governmental
                    authorities:
------------------------------------------------------------------------------------------------------------------------------------
                    Sponsor (Seller)                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
                    Depositor                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
                    Trustee                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
                    Issuing entity                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
                    Master Servicer,       X             X
                    affiliated Servicer,
                    other Servicer
                    servicing 20% or
                    more of pool assets
                    at time of report,
                    other material
                    servicers
------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                       X
                    Administrator
------------------------------------------------------------------------------------------------------------------------------------
                    Originator of 20% or                                                                         X
                    more of pool assets
                    as of the Cut-off
                    Date
------------------------------------------------------------------------------------------------------------------------------------
                    Custodian                                                        X
------------------------------------------------------------------------------------------------------------------------------------

                                                                0-7


------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
            3       SALES OF SECURITIES
                    AND USE OF PROCEEDS
------------------------------------------------------------------------------------------------------------------------------------
                    Information from                                                                              X
                    Item 2(a) of Part II
                    of Form 10-Q:

                    With respect to any
                    sale of securities
                    by the sponsor,
                    depositor or issuing
                    entity, that are
                    backed by the same
                    asset pool or are
                    otherwise issued by
                    the issuing entity,
                    whether or not
                    registered, provide
                    the sales and use of
                    proceeds information
                    in Item 701 of
                    Regulation S-K.
                    Pricing information
                    can be omitted if
                    securities were not
                    registered.
------------------------------------------------------------------------------------------------------------------------------------
            4       DEFAULTS UPON SENIOR
                    SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                    Information from                                 X
                    Item 3 of Part II
                    of Form 10-Q:

                    Report the
                    occurrence of any
                    Event of Default
                    (after expiration of
                    any grace period and
                    provision of any
                    required notice)
------------------------------------------------------------------------------------------------------------------------------------
            5       SUBMISSION OF
                    MATTERS TO A VOTE OF
                    SECURITY HOLDERS
------------------------------------------------------------------------------------------------------------------------------------

                                                                0-8


------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    Information from                                 X
                    Item 4 of Part II of
                    Form 10-Q
------------------------------------------------------------------------------------------------------------------------------------
            6       SIGNIFICANT OBLIGORS
                    OF POOL ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1112(b) -                                                                               X
                    Significant Obligor
                    Financial
                    Information*
------------------------------------------------------------------------------------------------------------------------------------
                    *This information
                    need only be
                    reported on the Form
                    10-D for the
                    distribution period
                    in which updated
                    information is
                    required pursuant to
                    the Item.
------------------------------------------------------------------------------------------------------------------------------------
            7       SIGNIFICANT
                    ENHANCEMENT PROVIDER
                    INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1114(b)(2) -
                    Credit Enhancement
                    Provider Financial
                    Information*
------------------------------------------------------------------------------------------------------------------------------------
                          Determining                                                                            X
                          applicable
                          disclosure
                          threshold
------------------------------------------------------------------------------------------------------------------------------------
                          Obtaining                                                                              X
                          required
                          financial
                          information or
                          effecting
                          incorporation
                          by reference
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1115(b) -
                    Derivative
                    Counterparty
                    Financial
                    Information*
------------------------------------------------------------------------------------------------------------------------------------
                          Determining                                                                            X
                          current
                          maximum
------------------------------------------------------------------------------------------------------------------------------------

                                                                0-9


------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                          probable
                          exposure
------------------------------------------------------------------------------------------------------------------------------------
                          Determining                                X
                          current
                          significance
                          percentage
------------------------------------------------------------------------------------------------------------------------------------
                          Notifying                                  X
                          derivative
                          counterparty
                          of
                          significance
                          percentage and
                          requesting
                          required
                          financial
                          information
------------------------------------------------------------------------------------------------------------------------------------
                          Obtaining                                                                              X
                          required
                          financial
                          information or
                          effecting
                          incorporation
                          by reference
------------------------------------------------------------------------------------------------------------------------------------
                   *This information
                   need only be reported
                   on the Form 10-D for
                   the distribution
                   period in which
                   updated information
                   is required pursuant
                   to the Items.
------------------------------------------------------------------------------------------------------------------------------------
            8       OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                    Disclose any           The Responsible Party for the applicablerm 8-K item aindicated below.
                    information required
                    to be reported on
                    Form 8-K during the
                    period covered by
                    the Form 10-D but
                    not reported
------------------------------------------------------------------------------------------------------------------------------------
            9       EXHIBITS
------------------------------------------------------------------------------------------------------------------------------------
                    Distribution report                              X
------------------------------------------------------------------------------------------------------------------------------------

                                                                0-10


------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    Exhibits required by                                                                         X
                    Item 601 of
                    Regulation S-K, such
                    as material
                    agreements
------------------------------------------------------------------------------------------------------------------------------------
8-K         Must be filed within four business days of an event reportable on
            Form 8-K.
------------------------------------------------------------------------------------------------------------------------------------
            1.01    ENTRY INTO A
                    MATERIAL DEFINITIVE
                    AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
                    Disclosure is          X             X           X                                           X           X
                    required regarding
                    entry into or
                    amendment of any
                    definitive agreement
                    that is material to
                    the securitization,
                    even if depositor is
                    not a party.

                    Examples: servicing
                    agreement, custodial
                    agreement.

                    Note: disclosure not
                    required as to
                    definitive
                    agreements that are
                    fully disclosed in
                    the prospectus
------------------------------------------------------------------------------------------------------------------------------------
            1.02    TERMINATION OF A       X             X           X                                           X           X
                    MATERIAL DEFINITIVE
                    AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
                    Disclosure is
                    required regarding
                    termination of any
                    definitive agreement
                    that is material to
                    the securitization
                    (other than
                    expiration in
                    accordance with
------------------------------------------------------------------------------------------------------------------------------------

                                                                0-11


------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    its terms), even if
                    depositor is not a
                    party.

                    Examples: servicing
                    agreement, custodial
                    agreement.
------------------------------------------------------------------------------------------------------------------------------------
            1.03    BANKRUPTCY OR
                    RECEIVERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                    Disclosure is          X             X           X               X                           X           X
                    required regarding
                    the bankruptcy or
                    receivership, if
                    known to the Master
                    Servicer, with
                    respect to any of
                    the following:

                    Sponsor (Seller),
                    Depositor, Master
                    Servicer, affiliated
                    Servicer, other
                    Servicer servicing
                    20% or more of pool
                    assets at time of
                    report, other
                    material servicers,
                    Certificate
                    Administrator,
                    Trustee, significant
                    obligor, credit
                    enhancer (10% or
                    more), derivatives
                    counterparty,
                    Custodian
------------------------------------------------------------------------------------------------------------------------------------
            2.04    TRIGGERING EVENTS
                    THAT ACCELERATE OR
                    INCREASE A DIRECT
                    FINANCIAL OBLIGATION
                    OR AN OBLIGATION
                    UNDER AN OFF-BALANCE

                                                                0-12


------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    SHEET ARRANGEMENT
------------------------------------------------------------------------------------------------------------------------------------
                    Includes an early                    X           X
                    amortization,
                    performance trigger
                    or other event,
                    including event of
                    default, that would
                    materially alter the
                    payment
                    priority/distribution
                    of cash
                    flows/amortization
                    schedule.

                    Disclosure will be
                    made of events other
                    than waterfall
                    triggers which are
                    disclosed in the
                    6.07 statement
------------------------------------------------------------------------------------------------------------------------------------
            3.03    MATERIAL
                    MODIFICATION TO
                    RIGHTS OF SECURITY
                    HOLDERS
------------------------------------------------------------------------------------------------------------------------------------
                    Disclosure is                                    X                                           X
                    required of any
                    material
                    modification to
                    documents defining
                    the rights of
                    Certificateholders,
                    including the
                    Pooling and
                    Servicing Agreement
------------------------------------------------------------------------------------------------------------------------------------
            5.03    AMENDMENTS TO
                    ARTICLES OF
                    INCORPORATION OR
                    BYLAWS; CHANGE IN
                    FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------------
                    Disclosure is                                                                                X
                    required of any
                    amendment "to the
                    governing
------------------------------------------------------------------------------------------------------------------------------------

                                                                0-13


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                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    documents
                    of the issuing
                    entity"
------------------------------------------------------------------------------------------------------------------------------------
            5.06    CHANGE IN SHELL
                    COMPANY STATUS
------------------------------------------------------------------------------------------------------------------------------------
                    [Not applicable to                                                                           X
                    ABS issuers]
------------------------------------------------------------------------------------------------------------------------------------
            6.01    ABS INFORMATIONAL
                    AND COMPUTATIONAL
                    MATERIAL
------------------------------------------------------------------------------------------------------------------------------------
                    [Not included in                                                                             X
                    reports to be filed
                    under Section 3.18]
------------------------------------------------------------------------------------------------------------------------------------
            6.02    CHANGE OF SERVICER
                    OR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                    Requires disclosure    X             X           X                                           X
                    of any removal,
                    replacement,
                    substitution or
                    addition of any
                    master servicer,
                    affiliated servicer,
                    other servicer
                    servicing 10% or
                    more of pool assets
                    at time of report,
                    other material
                    servicers,
                    certificate
                    administrator or
                    trustee.
------------------------------------------------------------------------------------------------------------------------------------
                    Reg AB disclosure      X
                    about any new
                    servicer is also
                    required.
------------------------------------------------------------------------------------------------------------------------------------
                    Reg AB disclosure                                                             X (TO THE
                    about any new                                                                 EXTENT OF A
                    trustee is also                                                               NEW TRUSTEE)
                    required.
------------------------------------------------------------------------------------------------------------------------------------
                    Reg AB disclosure                                X
                    about any new
                    securities
                    administrator is
                    also required.
------------------------------------------------------------------------------------------------------------------------------------

                                                                0-14


------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
            6.03    CHANGE IN CREDIT
                    ENHANCEMENT OR OTHER
                    EXTERNAL SUPPORT [IN
                    THIS TRANSACTION
                    THERE IS NO EXTERNAL
                    ENHANCEMENT OR OTHER
                    SUPPORT.]
------------------------------------------------------------------------------------------------------------------------------------
                    Covers termination                               X                                           X
                    of any enhancement
                    in manner other than
                    by its terms, the
                    addition of an
                    enhancement, or a
                    material change in
                    the enhancement
                    provided.  Applies
                    to external credit
                    enhancements as well
                    as derivatives.
------------------------------------------------------------------------------------------------------------------------------------
                    Reg AB disclosure                                X                                          X
                    about any new
                    enhancement provider
                    is also required.
------------------------------------------------------------------------------------------------------------------------------------
            6.04    FAILURE TO MAKE A                                X
                    REQUIRED DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
            6.05    SECURITIES ACT
                    UPDATING DISCLOSURE
------------------------------------------------------------------------------------------------------------------------------------
                    If any material pool                                                                         X
                    characteristic
                    differs by 5% or
                    more at the time of
                    issuance of the
                    securities from the
                    description in the
                    final prospectus,
                    provide updated Reg
                    AB disclosure about
                    the actual asset
                    pool.
------------------------------------------------------------------------------------------------------------------------------------
                    If there are any new                                                                         X
                    servicers or
                    originators
------------------------------------------------------------------------------------------------------------------------------------

                                                                0-15


------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    required
                    to be disclosed
                    under Regulation AB
                    as a result of the
                    foregoing, provide
                    the information
                    called for in Items
                    1108 and 1110
                    respectively.
------------------------------------------------------------------------------------------------------------------------------------
            7.01    REGULATION FD          X             X           X                                           X
                    DISCLOSURE
------------------------------------------------------------------------------------------------------------------------------------
            8.01    OTHER EVENTS
------------------------------------------------------------------------------------------------------------------------------------
                    Any event, with                                                                              X
                    respect to which
                    information is not
                    otherwise called for
                    in Form 8-K, that
                    the registrant deems
                    of importance to
                    security holders.
------------------------------------------------------------------------------------------------------------------------------------
            9.01    FINANCIAL STATEMENTS   The Responsible Party applicable to repoble event.
                    AND EXHIBITS
------------------------------------------------------------------------------------------------------------------------------------
10-K                Must be filed within 90 days of the fiscal year end for the registrant.
------------------------------------------------------------------------------------------------------------------------------------
            9B      OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                    Disclose any           The Responsible Party for the applicable Form 8K item as indicated above.
                    information required
                    to be reported on
                    Form 8-K during the
                    fourth quarter
                    covered by the Form
                    10-K but not
                    reported
------------------------------------------------------------------------------------------------------------------------------------
            15      EXHIBITS AND
                    FINANCIAL STATEMENT
                    SCHEDULES
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1112(b) -                                                                               X
                    Significant Obligor
                    Financial Information
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1114(b)(2) -
                    Credit Enhancement
                    Provider
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-16

------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    Financial
                    Information
------------------------------------------------------------------------------------------------------------------------------------
                         Determining                                                                             X
                         applicable
                         disclosure
                         threshold
------------------------------------------------------------------------------------------------------------------------------------
                         Obtaining                                                                               X
                         required
                         financial
                         information or
                         effecting
                         incorporation
                         by reference
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1115(b) -
                    Derivative
                    Counterparty
                    Financial Information
------------------------------------------------------------------------------------------------------------------------------------
                         Determining                                                                             X
                         current maximum
                         probable
                         exposure
------------------------------------------------------------------------------------------------------------------------------------
                         Determining                                 X
                         current
                         significance
                         percentage
------------------------------------------------------------------------------------------------------------------------------------
                          Notifying                                  X
                          derivative
                          counterparty
                          of
                          significance
                          percentage and
                          requesting
                          required
                          financial
                          information
------------------------------------------------------------------------------------------------------------------------------------
                         Obtaining                                                                               X
                         required
                         financial
                         information or
                         effecting
                         incorporation
                         by reference
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1117 - Legal
                    proceedings pending
                    against
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-17

------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    the following entities,
                    or their respective
                    property, that is
                    material to
                    Certificateholders,
                    including
                    proceedings known to
                    be contemplated by
                    governmental
                    authorities:
------------------------------------------------------------------------------------------------------------------------------------
                    Sponsor (Seller)                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
                    Depositor                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
                    Trustee
------------------------------------------------------------------------------------------------------------------------------------
                    Issuing entity                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
                    Master Servicer,       X             X
                    affiliated Servicer,
                    other Servicer
                    servicing 20% or
                    more of pool
                    assets at time
                    of report,
                    other material
                    servicers
------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                       X
                    Administrator
------------------------------------------------------------------------------------------------------------------------------------
                    Originator of 20% or                                                                         X
                    more of pool assets
                    as of the Cut-off
                    Date
------------------------------------------------------------------------------------------------------------------------------------
                    Custodian                                                        X
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1119 -
                    Affiliations and
                    relationships
                    between the
                    following entities,
                    or their respective
                    affiliates, that are
                    material to
                    Certificateholders:
------------------------------------------------------------------------------------------------------------------------------------
                    Sponsor (Seller)                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
                    Depositor                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
                    Trustee                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
                    Master Servicer,       X             X
                    affiliated Servicer,
                    other Servicer
                    servicing 20% or
                    more of pool
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-18

------------------------------------------------------------------------------------------------------------------------------------
                                                         MASTER      SECURITIES
FORM        ITEM    DESCRIPTION            SERVICERS     SERVICER    ADMINISTRATOR   CUSTODIAN    TRUSTEE        DEPOSITOR   SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
                    assets
                    at time of report,
                    other material
                    servicers
------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                       X
                    Administrator
------------------------------------------------------------------------------------------------------------------------------------
                    Originator                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
                    Custodian                                                        X
------------------------------------------------------------------------------------------------------------------------------------
                    Credit                                                                                       X
                    Enhancer/Support
                    Provider
------------------------------------------------------------------------------------------------------------------------------------
                    Significant Obligor                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1122 -            X             X           X               X
                    Assessment of
                    Compliance with
                    Servicing Criteria
------------------------------------------------------------------------------------------------------------------------------------
                    Item 1123 - Servicer   X             X
                    Compliance Statement
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-19